UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 8, 2026

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 8, 2026, High Roller Technologies, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor in a private placement (the “Private Placement”) an aggregate of 357,143 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at a purchase price of $2.80 per share. The aggregate gross proceeds from the Private Placement are expected to be approximately $1,000,000, before deducting offering expenses. The Company expects to use the net proceeds for working capital and for other general corporate purposes.

The Private Placement is expected to close on January 12, 2026, subject to the satisfaction or waiver of customary closing conditions set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investor. The Investor has also agreed to a lock-up with respect to the Shares for a period of 180 days.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder and on similar exemptions under applicable state laws. The Company is relying on this exemption from registration based in part on representations made by the Investor. At the time of issuance, the Shares will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

Pursuant to the Purchase Agreement, the Company agreed to file a registration statement with the SEC covering the resale of the Shares as soon as reasonably practicable following the date of the Purchase Agreement and in any event within 45 calendar days of such date, subject to customary exceptions and conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure related to the Private Placement set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2026, the Company’s Board of Directors, upon the recommendation and approval of its Compensation Committee, approved an increase in the annual base salary of Seth Young, the Company’s Chief Executive Officer, to $330,000, effective January 1, 2026.

Item 7.01 Regulation FD.

On January 9, 2026, the Company issued a press release announcing the Private Placement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished by and incorporated by reference in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication includes forward-looking statements, including statements relating to the expected timing of the closing of the Private Placement (if at all), the use of proceeds of the Private Placement. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “potential,” “outlook” or “shall,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: potential delays in consummating or the inability to consummate the Private Placement; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; and economic conditions generally. All forward-looking statements set forth in this communication are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this communication speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of January 8, 2026

99.1	Press Release, dated January 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: January 9, 2026	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer